Exhibit 10.25.2



                                  APTIMUS, INC.
                                 2001 STOCK PLAN

                       NOTICE OF GRANT OF RESTRICTED STOCK

     Unless otherwise defined herein, capitalized terms shall have the same meanings in this Notice of Grant as are defined in the 2001 Stock Plan (the "Plan").

--------------------------

--------------------------

--------------------------

[Name and Address of Participant]

     The undersigned Participant has been granted Common Stock of the Company, subject to the restrictions contained in the Plan and Restricted Stock Agreement attached hereto as Exhibit A and Participant's ongoing Continuous Status as an Employee or Consultant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:


Grant Number:                           Total Number of Shares
                                        Granted:


Date of Grant:                          Exercise Price per
                                        Share:


Term/Expiration Date:                   Total Exercise Price:



APTIMUS, INC.


By:_________________________________

Title:______________________________

                                                                      EXHIBIT  A


                                  APTIMUS, INC.
                                 2001 STOCK PLAN

                           RESTRICTED STOCK AGREEMENT

     THIS AGREEMENT, dated as of this ____st day of __________, 2001, is made by and between ______________ ("Participant") and Aptimus, Inc., a Washington corporation (the "Company"). Unless otherwise defined herein, capitalized terms shall have the same meanings in this Notice of Grant as are defined in the 2001 Stock Plan (the "Plan").

     WHEREAS, the Company wishes to grant Participant restricted shares of the Company's Common Stock pursuant to the Plan upon the terms and subject to the conditions set forth therein and herein;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Shares. Upon the terms and subject to the conditions and other provisions set forth in the Plan and contained herein, effective upon the date set forth in the Notice of Grant, Participant shall be and is hereby granted _________ restricted shares of Common Stock (the "Shares").

2. Vesting Schedule. The Shares granted to Participant under this Agreement shall be subject to certain restrictions and risks of forfeiture as set forth in
Section 3 below until vested in accordance with the terms of the Plan and this Agreement. Unless forfeited pursuant to Section 3 below or accelerated pursuant to the Plan or Section 4 below, the Shares shall become vested according to the following schedule:

On or after each of the        Cumulative percentage of
following dates                shares vested
-----------------------        ------------------------

                                 20%
                                 40%
                                 60%
                                 80%
                                100%

3. Restrictions and Forfeiture. Except as otherwise set forth in Section 4 below, Participant may not sell, transfer, pledge, subject to lien, assign or otherwise hypothecate the Shares until such Shares have become vested in accordance with the terms of Section 2 above. Except as otherwise set forth in the Plan and in Section 4 below, any unvested Shares shall be entirely forfeited in the event that the Participant's Continuous Status as

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



an Employee or Consultant terminates.

4. Lapse of Restrictions and Acceleration of Vesting. Notwithstanding anything contained in this Agreement or in the Plan, in the event that the Participant's Continuous Status as an Employee or Consultant terminates as a result of Participant's death or Disability, then the restrictions upon Participant's unvested Shares shall lapse and such Shares shall become immediately and fully vested.

5. Company's Right of First Refusal. Before any vested Shares that are permitted to be sold or otherwise transferred pursuant to this Agreement and that are held by Participant or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

     (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed Participant or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

     (b) Exercise of Right of First Refusal. At any time within sixty (60) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

     (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.

     (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

     (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at Fair Market Value or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

     (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Participant's lifetime or on the Participant's death by will or intestacy to the Participant's immediate family or a trust for the benefit of the Participant's immediate family shall be exempt from the provisions of this Section, provided that the Participant notifies the Company in writing within thirty (30) days of said transfer. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section and Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

     (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

6. Rights as a Shareholder. The Shares will be represented by a stock certificate registered in the name of Participant or Participant's nominee. Except as otherwise provided in this Agreement, Participant will have all voting, dividend, liquidation and other rights with respect to the Shares as if such Participant were a holder of record of shares of unrestricted Common Stock; provided, however, that if any dividend is declared and paid by the Company in any form other than cash, such non-cash dividend shall be subject to the same vesting schedule, forfeiture terms and other restrictions as are applicable to the Shares on which such dividends were paid

7.   Legends.

     (a) To enforce the restrictions contained in this Agreement, Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL

          SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL REPURCHASE OPTION AND A CALL RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

     (b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Shares shall have been so transferred.

8. Rights as an Participant. Participant acknowledges and agrees that Participant is employed on an "at-will" basis by the Company (or any subsidiary then employing Participant), that this Agreement confers no rights to continued employment with the Company or any subsidiary of the Company and that Participant's employment may be terminated by the Company or any subsidiary of the Company at any time, for any reason or no reason. Except as set forth in
Section 4 hereof, this Agreement confers no rights to Participant to obtain any form of compensation in the event of such employment termination.

9. Adjustments to Shares. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off or any other change in the corporate structure or shares of the Company), the Shares shall be adjusted or replaced with the number and kind of securities determined on the same basis as for all other issued and outstanding shares of Common Stock.

10. Beneficiaries. Participant shall have the right to designate in writing one or more beneficiaries to receive the Shares in the event of his death prior to receiving full distribution thereof, and may change or revoke any prior beneficiary designation by similar instrument in writing prior to his death. No such designation, change or revocation shall be effective unless executed by Participant and delivered to the Company during the lifetime of the Participant. If Participant shall fail to designate a beneficiary or, having revoked a prior beneficiary designation, shall fail to designate a new beneficiary, or in the event the Participant's beneficiary designation shall fail, in whole or in part, for any reason, then the undistributed Shares shall be paid to the personal representative of Participant's estate.

11. Tax Consequences. The Participant has reviewed with the Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. The Participant understands that the Participant may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option expires by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days from the date of purchase. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT A-1 HERETO.

                    THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES, INCLUDING THE COMPANY'S LEGAL COUNSEL, TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.

     12. Amendments. No change, modification or amendment of this Agreement shall be valid unless the same is in writing and signed by both parties hereto.

     13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Washington.

     By Participant's signature below, Participant represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

Participant                                Aptimus, inc.



                                           By:__________________________
___________________________               Its:
[Participant

                                                                    EXHIBIT A-1


                          ELECTION UNDER SECTION 83(b)
                          OF THE INTERNAL REVENUE CODE

     The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:

ADDRESS:

TAXPAYER IDENTIFICATION NO.:

TAXABLE YEAR:

The property with respect to which the election is made is described as follows: shares (the "Shares") of the Common Stock of APTIMUS, INC. (the "Company").

The date on which the property was transferred is:           , 2001.

The property is subject to the following restrictions:

The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________________.

The amount (if any) paid for such property is: $_________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:___________________, 20_

Taxpayer

------------------------------
(Name)


The undersigned spouse of taxpayer joins in this election.

Dated:___________________, 20_

Spouse

------------------------------
(Name)

                                                                      EXHIBIT B


                       INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY: APTIMUS, INC.

SECURITY:

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

     (a) Participant is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Participant acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant's investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

     (c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     (d) In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (e) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Participant:

------------------------------------
(Name)

Date: _______________________________